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                                                                    Exhibit 23.1

                             CONSENT OF INDEPENDENT
                                   ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-63880) of Monro Muffler Brake, Inc. of our report dated September 19, 2003 relating to the financial statements of Monro Muffler Brake, Inc. Profit Sharing Plan, which appears in the Form 11-K.




/s/ Davie Kaplan Chapman & Braverman, PC

Rochester, New York
September 26, 2003























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